EXHIBIT  32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     IN CONNECTION WITH THE QUARTERLY REPORT OF MOUNTAIN OIL, INC. ON FORM 10-QSB FOR THE PERIOD ENDED MARCH 31, 2004
 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), JOSEPH OLLIVIER, CHIEF EXECUTIVE OFFICER AND LYNN STRATFORD, CHIEF FINANCIAL OFFICER OF THE COMPANY, CERTIFY, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT:

     (1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF SECTION 13(A) OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934; AND

     (2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULT OF OPERATIONS OF THE COMPANY.


                                                           /S/  JOSEPH  OLLIVIER
                                                           ---------------------
                                                                JOSEPH  OLLIVIER
                                       PRESIDENT  AND  CHIEF  EXECUTIVE  OFFICER


MOUNTAIN  OIL,  INC.

                                                            /S/  LYNN  STRATFORD
                                                            --------------------
                                                                 LYNN  STRATFORD
                                                       CHIEF  FINANCIAL  OFFICER